Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Community Partners Bancorp (the “Company”) for the fiscal quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BARRY B. DAVALL
Name:	Barry B. Davall
Title:	President and Chief Executive Officer
Date:	August 14, 2006

/s/ MICHAEL J. GORMLEY
Name:	Name: Michael J. Gormley
Title:	Senior Vice President, Chief Financial Officer and Treasurer
Date:	August 14, 2006